UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2007

EDEN ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-31503

(Commission File Number)

98-0199981

(IRS Employer Identification No.)

Suite 1925 – 200 Burrard Street, Vancouver , British Columbia V6C 3L6 Canada

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.693.0179

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2007, we entered into a participation agreement with Suncor Energy Inc., Grand Banks Energy Corporation and Dejour Energy (Alberta) Ltd. Pursuant to the letter agreement, we have agreed to participate in a second well in the Chinchaga area of northwest Alberta. We will acquire a 10% share in 5120 acres of new leases and by drilling the 2-8 well we will earn a 10% interest in another 9600 acres comprising the Chinchaga prospect.

Item 9.01 Financial Statements and Exhibits

10.1         Participation Agreement dated February 14, 2007with Suncor Energy Inc., Grand Banks Energy Corporation and Dejour Energy (Alberta) Ltd.

99.1         News Release of February 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDEN ENERGY CORP.

/s/ Donald Sharpe

Donald Sharpe, President

Date: February 20, 2007

CW1077376.1